SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2007

COGNOS INCORPORATED

(Exact name of registrant as specified in its charter)

Canada

(State or other jurisdiction of incorporation)

0-16006	98-0119485
(Commission File Number No.)	(IRS Employer Identification No.)

3755 Riverside Drive

P.O. Box 9707, Station T

Ottawa, Ontario, Canada

K1G 4K9

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(613) 738-1440

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2007, at the Annual and Special Meeting of Shareholders of Cognos Incorporated (“Cognos”), Cognos shareholders approved amendments to the 2003-2016 Cognos Incorporated Stock Option Plan (the “Plan”). The amendments (i) increase the number of shares of Cognos common stock authorized pursuant to the Plan by 1,000,000 common shares and (ii) amend the amendment and shareholder approval provisions of the Plan.

A more complete description of these amendments and the material terms of the Plan is included under the captions “ITEM 2 –REQUEST TO RESERVE ADDITIONAL SHARES UNDER THE 2003-2016 OPTION PLAN” and “ITEM 3 – ADDITIONAL AMENDMENT TO THE 2003-2016 OPTION PLAN” in the Cognos Proxy Statement as filed with the Securities and Exchange Commission on May 24, 2007, which description is incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNOS INCORPORATED (Registrant)

Dated: June 22, 2007	By:	/s/ Tom Manley
Tom Manley Senior Vice President, Finance & Administration and Chief Financial Officer

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